SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 22, 2003

(Date of earliest event reported)

TIVO INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File: 000-27141	77-0463167
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

2160 Gold Street

P.O. Box 2160

Alviso, California 95002

(Address of Principal executive offices, including zip code)

(408) 519-9100

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Press Release of TiVo Inc. dated May 22, 2003.

ITEM 9: REGULATION FD DISCLOSURE (Information provided under Item 12—Disclosure of Results of Operations and Financial Condition).

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided in this report is being furnished under Item 12 of Form 8-K.

On May 22, 2003, TiVo Inc. issued a press release announcing its financial results for the first quarter ended April 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this report by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date: May 22, 2003	By:	/s/ DAVID H. COURTNEY
David H. Courtney Chief Financial Officer and Executive Vice President Worldwide Operations and Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of TiVo Inc. dated May 22, 2003.